UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 8703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	03/31
Date of reporting period:	03/31/11

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
High Yield
Strategies Fund

ANNUAL REPORT March 31, 2011

Dreyfus High Yield Strategies Fund

Protecting Your Privacy

Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Cash Flows
22	Statement of Changes in Net Assets
23	Financial Highlights
24	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
40	Important Tax Information
40	Proxy Results
41	Supplemental Information
42	Information About the Renewal of the Fund’s Management Agreement
47	Dividend Reinvestment Plan
52	Board Members Information
54	Officers of the Fund
57	Officers and Trustees
FOR MORE INFORMATION
Back Cover

Dreyfus High Yield
Strategies Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus High Yield Strategies Fund covers the 12-month period from April 1, 2010, through March 31, 2011.

In contrast to higher-quality segments of the U.S. bond market, high yield securities fared quite well over the past year. Corporate securities have rallied consistently since the fall of 2010, when a new round of monetary stimulus gave investors confidence that the economy was unlikely to slip back into recession. Although political uprisings in the Middle East and the disasters in Japan injected a degree of uncertainty into the investment climate, these global events do not appear to have derailed the market rally. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well, while traditionally defensive industry groups generally lagged market averages.

We currently expect the U.S. economy to gain a moderate degree of momentum over the remainder of 2011 in light of new fiscal stimulus measures, an improving labor market and benign inflationary pres-sures.The implications of this outlook are generally positive for high yield bonds. However, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2010, through March 31, 2011, as provided by Karen Bater, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended March 31, 2011, Dreyfus High Yield Strategies Fund achieved a total return of 17.67% (on a net asset value basis) and produced aggregate income dividends of $0.51 per share.1 In comparison, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 14.18% for the same period.2 Improving economic conditions generally drove high yield bond prices higher during the reporting period, even as prices in most other fixed-income sectors declined.The fund’s returns were higher than its benchmark, primarily due to overweighted exposure to and strong stock selections among bonds issued by media and telecommunications companies.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income.The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure.To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

Improved Economic Confidence Fueled a Market Rally

Although much of the world had emerged from recession, a number of new developments shook investors’ confidence in the spring of 2010. Europe was roiled by a sovereign debt crisis, leading to fiscal austerity measures that threatened the region’s sluggish economic rebound. Meanwhile, disappointing housing and employment data in the United States weighed on already mild growth.As a result, corporate securities, including high yield bonds, encountered heightened volatility over the first half of the reporting period.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

However, it became clearer over the summer of 2010 that investors’ economic concerns were overblown. New stimulative efforts by the Federal Reserve Board helped convince many investors that the U.S. economy was unlikely to slip back into recession, and they began to look forward to better business conditions for domestic and multinational companies. A more optimistic outlook was reinforced by subsequent improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups.As a result, longer term interest rates began to rise, causing prices in most sectors of the U.S. bond market to fall. However, high yield bonds once again proved relatively insensitive to changing interest rates, instead responding more to improved business fundamentals among corporate issuers. Indeed, default rates declined steadily over the second half of the reporting period.

Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the high yield bond market. However, the rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher crude oil prices, and again in March when Japan suffered a devastating earthquake, tsunami and nuclear disaster. Still, high yield bonds proved resilient, ending the reporting period with significant gains.

Sector Allocations and Security Selections Bolstered Results

The fund proved well positioned to participate in the high yield bond market’s gains. The fund particularly benefited from overweighted exposure to the media industry, where successful security selections included global media and entertainment company Clear Channel Communications. The fund also exceeded market averages in the telecommunications sector, receiving strong contributions from wireless telephony service providers such as Europe’sWind Acquisition Holdings.

Strong results from these investments were offset to a degree by shortfalls in other areas. For example, underweighted exposure to the financials sector and disappointing security selections in the energy sector prevented the fund from participating more fully in their gains. In addition, returns from the information technology sector were hindered by Sorenson Communications, which was sold during the reporting period, and which had not fully recovered from earlier weakness stemming from regulatory issues, prompting us to exit the position.

Positioned for Further Economic Improvement

Although a number of geopolitical headwinds remain, we expect the global economic recovery to persist, U.S. employment trends to improve and corporate earnings growth to continue. In addition, we believe that high yield bonds have further room for price appreciation as default rates are expected to continue to fall, and yield spreads ended the reporting period wider than historical averages.

Therefore, we have positioned the fund constructively, with overweighted exposure to CCC- and B-rated bonds, and a correspondingly light position in the BB rating tier.We have found a number of attractive opportunities in the services sector, but we recently trimmed the fund’s overweighted positions in the media, information technology and telecommunications services sectors due to richer valuations. We have found relatively few opportunities meeting our investment criteria in the utilities, energy and financials sectors.

April 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.
1	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by
The Dreyfus Corporation and/or the fund’s shareholder servicing agent during the period. Had these expenses not been absorbed, the fund’s return would have been lower. Pursuant to an agreement in effect through September 30, 2011,The Dreyfus Corporation will absorb certain fund expenses, at which time it may be extended, modified or terminated.
2	SOURCE: FactSet — Reflects reinvestment of dividends and, where applicable, capital gain distributions. On September 25, 2009, the Merrill Lynch U.S. HighYield Master II Constrained
Index was renamed the BofA Merrill Lynch U.S. HighYield Master II Constrained Index, (the
“Index”).The Index is an unmanaged performance benchmark composed of U.S. dollar-
denominated domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.
Total allocations to an issuer are capped at 2%. Investors cannot invest directly in any index.

The Fund	5

SELECTED INFORMATION

March 31, 2011 (Unaudited)

Market Price per share March 31, 2011	$4.67
Shares Outstanding March 31, 2011	71,969,647
New York Stock Exchange Ticker Symbol	DHF

MARKET PRICE (NEW YORK STOCK EXCHANGE)
		Fiscal Year Ended March 31, 2011
	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	June 30,	September 30,	December 31,	March 31,
	2010	2010	2010	2011
High	$4.42	$4.55	$4.75	$4.80
Low	3.83	4.22	4.16	4.41
Close	4.21	4.47	4.42	4.67

PERCENTAGE GAIN (LOSS) based on change in Market Price†
April 29, 1998 (commencement of operations) through March 31, 2011		51.67%
April 1, 2001 through March 31, 2011		137.04
April 1, 2006 through March 31, 2011		96.13
April 1, 2010 through March 31, 2011		21.45
July 1, 2010 through March 31, 2011		21.26
October 1, 2010 through March 31, 2011		10.78
January 1, 2011 through March 31, 2011		7.68

NET ASSET VALUE PER SHARE
April 29, 1998 (commencement of operations)	$15.00
March 31, 2010	4.08
June 30, 2010	3.87
September 30, 2010	4.06
December 31, 2010	4.10
March 31, 2011	4.25

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
April 29, 1998 (commencement of operations) through March 31, 2011	38.15%
April 1, 2001 through March 31, 2011	120.00
April 1, 2006 through March 31, 2011	56.90
April 1, 2010 through March 31, 2011	17.67
July 1, 2010 through March 31, 2011	20.16
October 1, 2010 through March 31, 2011	11.09
January 1, 2011 through March 31, 2011	5.74

†	With dividends reinvested.

STATEMENT OF INVESTMENTS

March 31, 2011

	Coupon	Maturity	Principal
Bonds and Notes—135.1%	Rate (%)	Date	Amount ($)		Value ($)
Aerospace & Defense—.4%
Acquisition Lanza Parent,
Sr. Scd. Notes	10.00	6/1/17	1,030,000	[a,b]	1,140,725
Auto Parts & Equipment—3.0%
Goodyear Tire & Rubber,
Sr. Unscd. Notes	10.50	5/15/16	1,205,000	[a]	1,355,625
Lear,
Gtd. Bonds	7.88	3/15/18	805,000	[a]	879,463
Lear,
Gtd. Notes	8.13	3/15/20	690,000	[a]	762,450
Pinafore,
Scd. Notes	9.00	10/1/18	4,415,000	[a,b]	4,812,350
Uncle Acquisition 2010,
Sr. Notes	8.63	2/15/19	1,435,000	[a,b]	1,513,925
					9,323,813
Automobile Manufacturers—.8%
Navistar International,
Gtd. Notes	8.25	11/1/21	2,080,000	[a]	2,316,600
Chemicals—5.7%
Hexion U.S. Finance/Nova Scotia,
Scd. Notes	9.00	11/15/20	1,745,000	[a,b]	1,813,709
Huntsman International,
Gtd. Notes	8.63	3/15/20	2,030,000	[a]	2,222,850
Huntsman International,
Gtd. Notes	8.63	3/15/21	1,515,000	[a,b]	1,658,925
Ineos Finance,
Sr. Scd. Notes	9.00	5/15/15	1,100,000	[a,b]	1,205,875
Ineos Group Holdings,
Gtd. Notes	8.50	2/15/16	2,150,000	[a,b]	2,179,563
Lyondell Chemical,
Sr. Scd. Notes	8.00	11/1/17	540,000	[a,b]	596,700
Momentive Performance Materials,
Scd. Notes	9.00	1/15/21	1,835,000	[a,b]	1,901,519
OXEA Finance,
Sr. Scd. Notes	9.50	7/15/17	1,775,000	[a,b]	1,943,625
Polyone,
Sr. Unscd. Notes	7.38	9/15/20	1,900,000	[a]	2,004,500
TPC Group,
Sr. Scd. Notes	8.25	10/1/17	1,215,000	[a,b]	1,287,900

The Fund	7

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Chemicals (continued)
Vertellus Specialties,
Sr. Scd. Notes	9.38	10/1/15	700,000	[a,b]	750,750
					17,565,916
Commercial & Professional
Services—14.2%
Affinity Group,
Scd. Notes	11.50	12/1/16	2,850,000	[a,b]	3,006,750
Brickman Group Holdings,
Sr. Notes	9.13	11/1/18	2,950,000	[a,b]	3,171,250
Cenveo,
Scd. Notes	8.88	2/1/18	3,215,000	[a]	3,239,112
Ceridian,
Gtd. Notes	11.25	11/15/15	9,780,000	[a,c]	10,220,100
Ceridian,
Gtd. Notes	12.25	11/15/15	3,108,150	[a]	3,263,557
Dyncorp International,
Sr. Unscd. Notes	10.38	7/1/17	4,160,000	[a,b]	4,524,000
FTI Consulting,
Gtd. Notes	6.75	10/1/20	2,040,000	[a,b]	2,075,700
Garda World Security,
Sr. Unscd. Notes	9.75	3/15/17	2,000,000	[a,b]	2,165,000
Geo Group,
Gtd. Notes	6.63	2/15/21	2,100,000	[a,b]	2,089,500
iPayment,
Gtd. Notes	9.75	5/15/14	1,670,000	[a]	1,670,000
Mobile Mini,
Gtd. Notes	7.88	12/1/20	2,685,000	[a,b]	2,859,525
Reynolds Group Issuer,
Gtd. Notes	8.50	5/15/18	4,155,000	[a,b]	4,227,713
Visant,
Gtd. Notes	10.00	10/1/17	950,000	[a]	1,030,750
					43,542,957
Diversified Financial Services—14.1%
Ally Financial,
Gtd. Notes	7.50	9/15/20	875,000	[a,b]	937,344
Ally Financial,
Gtd. Notes	8.00	11/1/31	4,935,000	[a]	5,403,825

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
Ford Motor Credit,
Sr. Unscd. Notes	8.00	12/15/16	1,275,000	[a]	1,449,036
Ford Motor Credit,
Sr. Unscd. Notes	8.13	1/15/20	1,625,000	[a]	1,864,330
Ford Motor Credit,
Sr. Unscd. Notes	8.70	10/1/14	3,835,000	[a]	4,356,652
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	4,678,000	[a,b]	4,865,120
Icahn Enterprises Finance,
Gtd. Notes	8.00	1/15/18	5,660,000	[a]	5,843,950
Interactive Data,
Gtd. Notes	10.25	8/1/18	1,580,000	[a,b]	1,761,700
International Lease Finance,
Sr. Unscd. Notes	8.25	12/15/20	4,200,000	[a]	4,609,500
International Lease Finance,
Sr. Unscd. Notes	8.88	9/15/15	950,000	[a,b,c]	1,047,375
International Lease Finance,
Sr. Unscd. Note	8.88	9/1/17	925,000	[a]	1,047,562
Offshore Group Investments,
Sr. Scd. Notes	11.50	8/1/15	1,625,000	[b]	1,811,875
Royal Bank of Scotland Group,
Sub. Notes	4.70	7/3/18	1,841,000	[a]	1,600,624
SLM,
Sr. Unscd. Notes	8.00	3/25/20	2,020,000	[a]	2,205,365
Springleaf Finance,
Sr. Unscd. Notes	6.90	12/15/17	3,000,000	[a]	2,756,250
USI Holdings,
Sr. Sub. Notes	9.75	5/15/15	1,555,000	[a,b]	1,601,650
					43,162,158
Electric Utilities—4.9%
AES,
Sr. Unscd. Notes	9.75	4/15/16	2,495,000	[a]	2,875,487
Calpine,
Sr. Scd. Notes	7.25	10/15/17	950,000	[a,b]	992,750
Calpine,
Sr. Scd. Notes	7.50	2/15/21	1,025,000	[b]	1,066,000

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Electric Utilities (continued)
Calpine,
Sr. Scd. Notes	7.88	1/15/23	1,945,000	[a,b]	2,020,369
Dynegy Holdings,
Sr. Unscd. Notes	8.38	5/1/16	1,388,000	[a]	1,169,390
GenOn Energy,
Sr. Unscd. Notes	9.50	10/15/18	2,490,000	[a,b]	2,602,050
North American Energy Alliance,
Scd. Notes	10.88	6/1/16	1,310,000	[a,b]	1,473,750
NRG Energy,
Gtd. Notes	7.38	1/15/17	2,695,000	[a]	2,816,275
					15,016,071
Environmental Control—1.2%
Casella Waste Systems,
Gtd. Notes	7.75	2/15/19	2,485,000	[a,b]	2,497,425
WCA Waste,
Gtd. Notes	9.25	6/15/14	1,070,000	[a]	1,107,450
					3,604,875
Food & Beverages—.6%
Michael Foods,
Sr. Notes	9.75	7/15/18	1,555,000	[a,b]	1,706,613
Health Care—10.1%
Accellent,
Gtd. Notes	10.00	11/1/17	1,255,000	[b]	1,261,275
Alere,
Gtd. Notes	9.00	5/15/16	2,640,000	[a]	2,824,800
American Renal Holdings,
Sr. Scd. Notes	8.38	5/15/18	735,000	[a]	779,100
American Renal Holdings,
Sr. Unscd. Notes	9.75	3/1/16	965,000	[a,b]	957,763
Biomet,
Gtd. Notes	11.63	10/15/17	7,424,000	[a]	8,314,880
Capella Healthcare,
Gtd. Notes	9.25	7/1/17	1,870,000	[a,b]	2,000,900
DJO Finance,
Gtd. Notes	9.75	10/15/17	4,100,000	[a,b]	4,325,500
HCA Holdings,
Sr. Unscd. Notes	7.75	5/15/21	5,250,000	[a,b]	5,499,375

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
HCA,
Sr. Scd. Notes	7.25	9/15/20	1,885,000	[a]	2,026,375
Radiation Therapy Services,
Gtd. Notes	9.88	4/15/17	980,000	[a]	1,004,500
Sabra Health Capital,
Gtd. Notes	8.13	11/1/18	1,055,000	[a]	1,118,300
STHI Holding,
Scd. Notes	8.00	3/15/18	840,000	[a,b]	873,600
					30,986,368
Industrial—3.3%
Associated Materials,
Sr. Scd. Notes	9.13	11/1/17	1,010,000	[a,b]	1,083,225
Cemex SAB de CV,
Sr. Scd. Notes	9.00	1/11/18	2,100,000	[b]	2,212,875
Manitowoc,
Gtd. Notes	8.50	11/1/20	3,100,000	[a]	3,340,250
Ply Gem Industries,
Sr. Scd. Notes	8.25	2/15/18	1,005,000	[a,b]	1,037,663
Standard Pacific,
Gtd. Notes	8.38	5/15/18	1,300,000	[a,b]	1,356,875
Texas Industries,
Gtd. Notes	9.25	8/15/20	985,000	[a]	1,068,725
					10,099,613
Lodging & Entertainment—4.9%
AMC Entertaiment Holdings,
Sr. Sub. Notes	9.75	12/1/20	1,750,000	[a,b]	1,881,250
Boyd Gaming,
Sr. Sub. Notes	7.13	2/1/16	1,575,000	[a]	1,508,062
Caesars Entertainment Operating,
Scd. Notes	10.00	12/15/18	2,320,000	[a]	2,128,600
MGM Resorts International,
Gtd. Notes	10.00	11/1/16	2,000,000	[a,b]	2,110,000
MGM Resorts International,
Sr. Unscd. Notes	11.38	3/1/18	2,755,000		3,071,825
Palace Entertainment Holdings,
Scd. Notes	8.88	4/15/17	2,115,000	[a,b]	2,173,163

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Lodging & Entertainment (continued)
Penn National Gaming,
Sr. Sub. Notes	8.75	8/15/19	1,855,000	[a]	2,056,731
					14,929,631
Manufacturing—3.4%
Griffon,
Gtd. Notes	7.13	4/1/18	2,080,000	[a,b]	2,126,800
RBS Global & Rexnord,
Gtd. Notes	8.50	5/1/18	2,395,000	[a]	2,598,575
Reddy Ice,
Sr. Scd. Notes	11.25	3/15/15	5,480,000	[a]	5,740,300
					10,465,675
Media—13.6%
Allbritton Communications,
Sr. Unscd. Notes	8.00	5/15/18	2,585,000	[a]	2,740,100
CCH II Capital,
Gtd. Notes	13.50	11/30/16	4,275,286	[a]	5,141,031
Cequel Communications Holdings I,
Sr. Unscd. Notes	8.63	11/15/17	1,945,000	[a,b]	2,037,388
Clear Channel Communications,
Sr. Unscd. Notes	4.90	5/15/15	1,375,000		1,182,500
Clear Channel Communications,
Sr. Unscd. Notes	5.50	9/15/14	5,042,000		4,550,405
Clear Channel Communications,
Sr. Unscd. Notes	5.75	1/15/13	1,913,000		1,903,435
Clear Channel Communications,
Gtd. Notes	9.00	3/1/21	550,000	[b]	551,375
Clear Channel Communications,
Gtd. Notes	10.75	8/1/16	655,000		627,162
Clear Channel Communications,
Gtd. Notes	11.00	8/1/16	1,535,000		1,435,225
Entravision Communications,
Sr. Scd. Notes	8.75	8/1/17	650,000	[a]	695,500
Gray Television,
Scd. Notes	10.50	6/29/15	4,065,000	[a]	4,344,469
Insight Communications,
Sr. Notes	9.38	7/15/18	1,920,000	[a,b]	2,140,800
Kabel BW Erste Beteiligu,
Sr. Scd. Notes	7.50	3/15/19	1,305,000	[a,b]	1,344,150

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Media (continued)
LBI Media,
Sr. Sub. Notes	8.50	8/1/17	3,269,000	[a,b]	2,721,443
LBI Media,
Sr. Scd. Notes	9.25	4/15/19	1,120,000	[a,b]	1,128,400
Nexstar Finance Holdings,
Sr. Discount Notes	11.38	4/1/13	1,641,934	[a,c]	1,658,353
Nexstar/Mission Broadcasting,
Scd. Notes	8.88	4/15/17	345,000	[a]	375,187
Ono Finance II,
Gtd. Bonds	10.88	7/15/19	600,000	[a,b]	645,000
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	2,025,000	[a]	2,111,062
Salem Communications,
Scd. Notes	9.63	12/15/16	2,055,000	[a]	2,229,675
Sinclair Television Group,
Scd. Notes	9.25	11/1/17	1,775,000	[a,b]	1,988,000
					41,550,660
Metals & Mining—3.6%
Murray Energy,
Sr. Scd. Notes	10.25	10/15/15	3,470,000	[a,b]	3,747,600
Severstal Columbus,
Sr. Scd. Notes	10.25	2/15/18	6,500,000	[a]	7,215,000
					10,962,600
Oil & Gas—6.7%
American Petroleum Tankers,
Sr. Scd. Notes	10.25	5/1/15	2,385,000	[a,b]	2,522,138
Aquilex Holdings,
Gtd. Notes	11.13	12/15/16	1,510,000	[a]	1,602,488
Chaparral Energy,
Gtd. Notes	8.25	9/1/21	325,000	[a,b]	335,563
Chesapeake Energy,
Gtd. Notes	6.63	8/15/20	2,590,000	[a]	2,771,300
Chesapeake Energy,
Gtd. Notes	9.50	2/15/15	2,675,000	[a]	3,330,375
Dresser-Rand Group,
Gtd. Notes	6.50	5/1/21	2,015,000	[a,b]	2,088,044
Headwaters,
Sr. Scd. Notes	7.63	4/1/19	590,000	[a,b]	592,950

The Fund	13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Oil & Gas (continued)
MEG Energy,
Gtd. Notes	6.50	3/15/21	2,445,000	[a,b]	2,487,788
Oasis Petroleum,
Sr. Notes	7.25	2/1/19	2,165,000	[a,b]	2,197,475
Petrohawk Energy,
Gtd. Notes	10.50	8/1/14	435,000	[a]	501,881
Trinidad Drilling,
Sr. Unscd. Notes	7.88	1/15/19	2,060,000	[a,b]	2,183,600
					20,613,602
Packaging & Containers—3.3%
AEP Industries,
Sr. Unscd. Notes	7.88	3/15/13	3,755,000	[a]	3,769,081
BWAY Holding,
Gtd. Notes	10.00	6/15/18	1,080,000	[a,b]	1,193,400
BWAY Parent Company,
Sr. Unscd. Notes	10.13	11/1/15	2,600,000	[a,b]	2,691,000
Packaging Dynamics,
Sr. Scd. Notes	8.75	2/1/16	740,000	[a,b]	760,350
Solo Cup,
Sr. Scd. Notes	10.50	11/1/13	1,610,000	[a]	1,690,500
					10,104,331
Paper & Forest Products—2.5%
Smurfit Kappa Funding,
Sr. Sub. Notes	7.75	4/1/15	1,700,000	[a]	1,746,750
Verso Paper Holdings,
Gtd. Notes, Ser. B	11.38	8/1/16	1,000,000	[a]	1,065,000
Verso Paper Holdings,
Sr. Scd. Notes	11.50	7/1/14	4,522,000	[a]	4,962,895
					7,774,645
Retail—6.1%
Chinos Acquisition,
Sr. Notes	8.13	3/1/19	2,200,000	[a,b]	2,169,750
Ferrellgas Partners,
Sr. Unscd. Notes	8.63	6/15/20	1,023,000	[a]	1,115,070
Ferrellgas,
Sr. Unscd. Notes	6.50	5/1/21	1,000,000	[a,b]	975,000
Ferrellgas,
Sr. Unscd. Notes	9.13	10/1/17	1,370,000	[a]	1,534,400

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Retail (continued)
Hillman Group,
Sr. Gtd. Notes	10.88	6/1/18	405,000	[a,b]	451,575
Hillman Group,
Gtd. Notes	10.88	6/1/18	1,775,000	[a]	1,979,125
McJunkin Red Man,
Sr. Scd. Notes	9.50	12/15/16	2,390,000	[a,b]	2,431,825
Neiman Marcus Group,
Gtd. Notes	10.38	10/15/15	1,980,000	[a]	2,096,325
QVC,
Sr. Scd. Notes	7.38	10/15/20	525,000	[a,b]	549,938
QVC,
Sr. Scd. Notes	7.50	10/1/19	1,440,000	[a,b]	1,519,200
Rite Aid,
Gtd. Notes	9.50	6/15/17	1,850,000	[a]	1,671,937
Rite Aid,
Scd. Notes	10.38	7/15/16	1,935,000	[a]	2,094,637
					18,588,782
Steel—1.9%
JMC Steel Group,
Sr. Notes	8.25	3/15/18	2,490,000	[a,b]	2,558,475
Mueller Water Products,
Gtd. Notes	7.38	6/1/17	1,290,000	[a]	1,267,425
Tube City IMS,
Gtd. Notes	9.75	2/1/15	1,850,000	[a]	1,942,500
					5,768,400
Technology—3.7%
Alion Science and Technology,
Sr. Scd. Notes	12.00	11/1/14	6,164	[a]	6,380
CDW Escrow,
Sr. Notes	8.50	4/1/19	1,880,000	[b,d]	1,882,350
First Data,
Scd. Notes	8.25	1/15/21	1,636,000	[a,b]	1,640,090
First Data,
Gtd. Notes	9.88	9/24/15	115,000	[a]	118,162
First Data,
Gtd. Notes	12.63	1/15/21	1,636,000	[a,b]	1,783,240
Sungard Data Systems,
Gtd. Notes	10.63	5/15/15	1,340,000	[a]	1,475,675

The Fund	15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Technology (continued)
Wireco WorldGroup,
Sr. Unscd. Notes	9.50	5/15/17	3,975,000	[a,b]	4,253,250
					11,159,147
Telecommunications—23.0%
Cincinnati Bell,
Gtd. Notes	8.38	10/15/20	2,175,000	[a]	2,142,375
CommScope,
Gtd. Notes	8.25	1/15/19	2,220,000	[a,b]	2,331,000
CPI International Acquisition,
Sr. Notes	8.00	2/15/18	1,355,000	[a,b]	1,368,550
Digicel Group,
Sr. Unscd. Notes	8.88	1/15/15	7,660,000	[b]	8,016,190
Digicel Group,
Sr. Unscd. Notes	9.13	1/15/15	3,014,000	[b]	3,164,700
Digicel Group,
Sr. Unscd. Notes	10.50	4/15/18	631,000	[b]	725,650
Digicel,
Sr. Unscd. Notes	8.25	9/1/17	1,215,000	[b]	1,293,975
Digicel,
Sr. Unscd. Notes	12.00	4/1/14	780,000	[b]	918,450
Intelsat Jackson Holdings,
Gtd. Notes	11.25	6/15/16	7,255,000		7,771,919
Intelsat Luxembourg,
Gtd. Notes	11.25	2/4/17	4,729,000		5,190,077
Intelsat Subsidiary Holding,
Gtd. Notes	8.88	1/15/15	5,790,000	[a,b]	5,978,175
Sprint Capital,
Gtd. Notes	6.88	11/15/28	1,730,000	[a]	1,604,575
Sprint Capital,
Gtd. Notes	6.90	5/1/19	2,045,000	[a]	2,121,688
Telesat Canada,
Sr. Unscd. Notes	11.00	11/1/15	3,610,000	[a]	4,038,687
Telesat Canada,
Sr. Sub. Notes	12.50	11/1/17	1,095,000	[a]	1,311,262
West,
Gtd. Notes	7.88	1/15/19	1,400,000	[a,b]	1,429,750
West,
Gtd. Notes	8.63	10/1/18	2,700,000	[a,b]	2,855,250

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Wind Acquisition Finance,
Gtd. Notes	11.75	7/15/17	10,520,000	[a,b]	12,150,600
Wind Acquisition
Holdings Finance,
Sr. Scd. Notes	12.25	7/15/17	5,025,969	[a,b]	6,106,552
					70,519,425
Transportation—4.1%
CHC Helicopter,
Sr. Scd. Notes	9.25	10/15/20	680,000	[a,b]	703,800
Hapag-Lloyd,
Gtd. Notes	9.75	10/15/17	1,050,000	[a,b]	1,131,375
Marquette Transportation Finance,
Scd. Notes	10.88	1/15/17	2,940,000	[a,b]	3,079,650
Navios Maritime Acquisition,
Sr. Scd. Notes	8.63	11/1/17	1,900,000		1,976,000
Navios Maritime Holdings,
Gtd. Notes	8.13	2/15/19	1,500,000	[b]	1,518,750
Navios Maritime Holdings,
Sr. Scd. Notes	8.88	11/1/17	910,000		990,763
Overseas Shipholding Group,
Sr. Unscd. Notes	8.13	3/30/18	2,000,000	[a]	1,975,000
Ultrapetrol Bahamas,
First Mortgage Notes	9.00	11/24/14	1,156,000		1,187,790
					12,563,128
Total Bonds and Notes
(cost $387,240,764)					413,465,735

Preferred Stocks—.8%			Shares		Value ($)
Financial
GMAC Capital Trust I
(cost $2,492,932)			98,738 [e]		2,517,819
			Principal
Short-Term Investments—.3%			Amount ($)		Value ($)
U.S. Treasury Bills;
0.11%, 6/9/11
(cost $959,792)			960,000		959,890

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Other Investment—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,592,000)	1,592,000 [f]	1,592,000

Total Investments (cost $392,285,488)	136.7%	418,535,444
Liabilities, Less Cash and Receivables	(36.7%)	(112,360,792)
Net Assets	100.0%	306,174,652

a Collateral for Revolving Credit and Security Agreement.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2011, these securities had a value of $204,552,863 or 66.8% of net assets.
c Variable rate security—interest rate subject to periodic change.
d Purchased on a delayed delivery basis.
e Non-income producing security.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Corporate Bonds	135.1	Preferred Stocks	.8
Short-Term/
Money Market Investments	.8		136.7

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	390,693,488	416,943,444
Affiliated issuers	1,592,000	1,592,000
Cash		404,416
Cash denominated in foreign currencies	60	61
Dividends and interest receivable		9,940,604
Receivable for investment securities sold		6,883,952
Prepaid expenses and other assets		60,146
		435,824,623
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		297,325
Loan payable—Note 2		120,000,000
Payable for investment securities purchased		4,957,039
Dividend payable		3,094,695
Swaps premium received—Note 4		683,188
Payable to broker from swap transactions—Note 4		165,375
Interest and loan fees payable—Note 2		150,387
Unrealized depreciation on swap contracts—Note 4		73,934
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		579
Accrued expenses		227,449
		129,649,971
Net Assets ($)		306,174,652
Composition of Net Assets ($):
Paid-in capital		415,488,152
Accumulated undistributed investment income—net		9,340,472
Accumulated net realized gain (loss) on investments		(144,829,416)
Accumulated net unrealized appreciation (depreciation) on
investments, swap transactions and foreign currency transactions		26,175,444
Net Assets ($)		306,174,652
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		71,969,647
Net Asset Value, per share ($)		4.25

See notes to financial statements.

The Fund	19

STATEMENT OF OPERATIONS
Year Ended March 31, 2011

Investment Income ($):
Income:
Interest	39,665,136
Cash dividends:
Unaffiliated issuers	58,650
Affiliated issuers	13,475
Total Income	39,737,261
Expenses:
Management fee—Note 3(a)	3,699,378
Interest expense—Note 2	1,957,104
Shareholder servicing costs—Note 3(a,b)	160,598
Trustees’ fees and expenses—Note 3(c)	146,402
Professional fees	118,602
Shareholders’ reports	56,970
Registration fees	56,142
Custodian fees—Note 3(a)	42,466
Miscellaneous	299,658
Total Expenses	6,537,320
Less—reduction in management and shareholder
servicing fees due to undertaking—Note 3(a,b)	(683,090)
Net Expenses	5,854,230
Investment Income—Net	33,883,031
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	6,908,706
Net realized gain (loss) on swap transactions	(170,418)
Net realized gain (loss) on forward foreign currency exchange contracts	(8,345)
Net Realized Gain (Loss)	6,729,943
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	8,718,256
Net unrealized appreciation (depreciation) on swap transactions	(73,934)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(1,185)
Net Unrealized Appreciation (Depreciation)	8,643,137
Net Realized and Unrealized Gain (Loss) on Investments	15,373,080
Net Increase in Net Assets Resulting from Operations	49,256,111

See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended March 31, 2011

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(263,661,546)
Net purchases of short-term portfolio securities	1,943,332
Proceeds from sales of portfolio securities	262,453,048
Interest received	37,273,929
Dividends received	72,197
Interest and loan fees paid	(1,959,786)
Net proceeds from swap transactions	678,146
Operating expenses paid	(944,517)
Paid to The Dreyfus Corporation	(2,996,786)
Realized loss from foreign exchange contracts transactions	(8,345)
		32,849,672
Cash Flows from Financing Activities ($):
Dividends paid	(34,450,233)
Increase in loan payable	2,000,000	(32,450,233)
Net increase in cash		399,439
Cash and cash denominated in
foreign currencies at beginning of period		5,038
Cash and cash denominated in
foreign currencies at end of period		404,477
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		49,256,111
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(263,661,546)
Proceeds from sales of portfolio securities		262,453,048
Net purchases of short-term securities		1,943,332
Increase in interest and dividends receivable		(34,353)
Decrease in interest and loan fees payable		(2,682)
Proceeds from swap transactions		678,146
Decrease in accrued expenses		(34,542)
Increase in Due to The Dreyfus Corporation and affiliates		19,502
Increase in prepaid expenses and other assets		(29,136)
Net realized gain on investments and foreign currency transactions		(6,729,943)
Net unrealized appreciation on investments
and foreign currency transactions		(8,643,137)
Net amortization of premiums on investments		(2,356,783)
Realized loss from foreign exchange contracts transactions		(8,345)
Net Cash Provided by Operating Activities		32,849,672

See notes to financial statements.

TheFund 21

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,
	2011	2010
Operations ($):
Investment income—net	33,883,031	31,339,545
Net realized gain (loss) on investments	6,729,943	1,075,541
Net unrealized appreciation
(depreciation) on investments	8,643,137	79,584,978
Net Increase (Decrease) in Net Assets
Resulting from Operations	49,256,111	112,000,064
Dividends to Shareholders from ($):
Investment income—net	(37,027,308)	(27,522,930)
Beneficial Interest Transactions ($):
Dividends reinvested—Note 1(e)	1,984,779	38,222
Total Increase (Decrease) in Net Assets	14,213,582	84,515,356
Net Assets ($):
Beginning of Period	291,961,070	207,445,714
End of Period	306,174,652	291,961,070
Undistributed investment income—net	9,340,472	10,620,263
Capital Share Transactions (Shares):
Shares issued for dividends reinvested	472,563	9,851
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

		Year Ended March 31,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	4.08	2.90	4.09	4.72	4.60
Investment Operations:
Investment income—net[a]	.47	.44	.38	.34	.33
Net realized and unrealized
gain (loss) on investments	.22	1.13	(1.22)	(.63)	.17
Total from Investment Operations	.69	1.57	(.84)	(.29)	.50
Distributions:
Dividends from investment income—net	(.52)	(.39)	(.35)	(.34)	(.38)
Net asset value, end of period	4.25	4.08	2.90	4.09	4.72
Market value, end of period	4.67	4.34	2.45	3.47	4.29
Total Return (%)[b]	21.45	97.45	(20.03)	(11.75)	15.99
Ratios/Supplemental Data (%):
Ratio of total expenses,
exclusive of interest,
to average net assets	1.57	1.71	1.51	1.60	1.64
Ratio of net expenses,
exclusive of interest,
to average net assets	1.33	1.36	1.10	1.18	1.20
Ratio of interest expense
to average net assets	.67	1.08	1.61	2.34	2.61
Ratio of net investment income
to average net assets	11.60	11.93	10.96	7.64	7.14
Portfolio Turnover Rate	65.63	82.02	48.80	49.38	41.02
Net Assets, end of period ($ x 1,000)	306,175	291,961	207,446	292,500	337,575
Average borrowings
outstanding ($ x 1,000)	118,677	111,334	94,866	129,549	149,351
Weighted average number of fund
shares outstanding ($ x 1,000)	71,772	71,488	71,487	71,487	71,487
Average amount of debt per share ($)	1.65	1.56	1.33	1.81	2.09

a	Based on average shares outstanding at each month end.
b	Calculated based on market value.

See notes to financial statements.

The Fund	23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serving as the fund’s investment manager and administrator, determines to be of comparable quality.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board ofTrustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates market value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Investments in swap transactions are valued each business day by a pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	413,465,735	—	413,465,735
Equity Securities—
Domestic†	—	2,517,819	—	2,517,819
Mutual Funds	1,592,000	—	—	1,592,000
U.S. Treasury	—	959,890	—	959,890
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency
Exchange
Contracts††	—	(579)	—	(579)
Swaps††	—	(73,934)	—	(73,934)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized (depreciation) at period end.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Equity Securities—
Foreign ($)
Balance as of 3/31/2010	2,182
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(2,182)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of 3/31/2011	—
The amount of total gains (losses) for the period
included in earnings attributable to the change in
unrealized gains (losses) relating to investments
still held at 3/31/2011	—

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at March 31, 2011. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	3/31/2010 ($)	Purchases ($)	Sales ($)	3/31/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	4,495,000	165,250,000	168,153,000	1,592,000.5

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains could be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested either (i) through receipt of additional unissued but authorized shares from the fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market of the New York Stock Exchange or elsewhere as defined in the Dividend Reinvestment Plan.

On March 29, 2011, the Board of Trustees declared a cash dividend of $0.043 per share from investment income-net, payable on April 27, 2011 to shareholders of record as of the close of business on April 12, 2011.The ex-dividend date is April 8, 2011.

(f) Concentration of risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

The fund is permitted to invest up to 5% of its assets directly in the common stock of junk bond issuers.This percentage will be in addition to any other common stock holdings acquired as part of warrants

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale, and expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended March 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $12,434,588, accumulated capital losses $143,467,060 and unrealized appreciation $24,813,667.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2011. If not applied, $56,969,403 of the carryover expires in fiscal 2012, $19,946,264 expires in fiscal 2014, $8,379,964 expires in fiscal 2016, $24,707,290 expires in fiscal 2017 and $33,464,139 expires in fiscal 2018. During the period ended March 31, 2011, $101,026,412 of accumulated capital losses expired unused. It is uncertain that the fund will be able to utilize most of its capital loss carryovers prior to its expiration date.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act.As a result of this ordering rule, capital loss carry forwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2011 and March 31, 2010 were as follows: ordinary income $37,027,308 and $27,522,930, respectively.

During the period ended March 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, consent fees, foreign currency transactions, nondeductible excise taxes paid, swap periodic payments and the expiration of a capital loss carryover, the fund increased accumulated undistributed investment income-net by $1,864,486, increased accumulated net realized gain (loss) on investments by $99,424,211 and decreased paid-in capital by $101,288,697. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 1, 2011, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral which amounted to $352,259,338 as of March 31, 2011; the yield to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. During the period ended March 31, 2011, the fund was charged $1,957,104 pursuant to the Agreement.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Agreement during the period ended March 31, 2011, was approximately $118,676,700, with a related weighted average annualized interest rate of .39%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

The Manager has agreed to waive receipt of a portion of the fund’s management fee in the amount of .15% of the Managed Assets until September 30, 2011. The reduction in management fee, pursuant to the undertaking, amounted to $616,561 during the period ended March 31, 2011.

The fund compensates BNY Mellon Shareowner Services, an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2011, the fund was charged $12,335 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2011, the fund was charged $42,466 pursuant to the custody agreement.

During the period ended March 31, 2011, the fund was charged $6,268 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $325,826, custodian fees $19,726, chief compliance officer fees $1,957 and certain transfer agency fees $4,120, which are offset against an expense reimbursement currently in effect in the amount of $54,304.

(b) During the period from April 1, 2010 through July 30, 2010, in accordance with the Shareholder Servicing Agreement, UBS Warburg LLC provided certain shareholder services for which the fund paid a fee computed at the annual rate of .10% of the value of the fund’s average weekly Managed Assets. Effective July 30, 2010, the Shareholder Servicing Agreement between the fund and UBS Warburg LLC was terminated. During the period ended March 31, 2011, the fund was charged $133,057 pursuant to the Shareholder Servicing Agreement.

During the period from April 1, 2010 through July 30, 2010, UBS Warburg LLC agreed to waive receipt of a portion of the fund’s shareholder services fee in the amount of .05% of the Managed Assets.The reduction in shareholder services fee, pursuant to the undertaking, amounted to $66,529 during the period ended March 31, 2011.

(c) Each Trustee who is not an “interested person” (as defined in the Act) receives $15,000 per annum plus $1,000 per joint Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The fund also reimburses each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses. In the event that there is an in-person joint committee meeting or a joint telephone meeting of The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds, Dreyfus Funds, Inc. (the “Board Group Open-End

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

Funds”) and the fund, a $2,500 fee is allocated between the Board Group Open-End Funds and the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts and swap transactions, during the period ended March 31, 2011, amounted to $262,868,575 and $264,738,993, respectively.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Foreign exchange risk	—	Foreign exchange risk[1]	(579)
Credit risk	—	Credit risk[2]	(73,934)
Gross fair value of
derivatives contracts	—		(74,513)

Statement of Assets and Liabilities location:
1	Unrealized depreciation on forward foreign currency exchange contracts.
2	Unrealized depreciation on swap contracts.

The effect of derivative instruments in the Statement of Operations during the period ended March 31, 2011 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
	Forward
Underlying risk	Contracts[3]	Swaps[4]	Total
Foreign exchange	(8,345)	—	(8,345)
Credit	—	(170,418)	(170,418)
Total	(8,345)	(170,418)	(178,763)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
	Forward
Underlying risk	Contracts[5]	Swaps[6]	Total
Foreign exchange	(1,185)	—	(1,185)
Credit	—	(73,934)	(73,934)
Total	(1,185)	(73,934)	(75,119)

Statement of Operations location:

3	Net realized gain (loss) on forward foreign currency exchange contracts.
4	Net realized gain (loss) on swap transactions.
5	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
6	Net unrealized appreciation (depreciation) on swap transactions.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at March 31, 2011:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amount	Proceeds ($)	Value ($)	(Depreciation) ($)
Sale:
Euro,
Expiring 4/28/2011	140,000	197,727	198,306	(579)

Swaps: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company, obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on index issues entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. The following summarizes open credit default swaps entered into by the fund at March 31, 2011:

		(Pay)
		Receive	Implied		Upfront
Reference	Notional	Fixed	Credit	Market	Premiums	Unrealized
Obligation	Amount ($)[2]	Rate (%)	Spread (%)[3]	Value ($)	(Paid) ($)	(Depreciation) ($)

Purchase Contracts:[1]
Dow Jones
CDX.NA.HY.15
Index
12/20/2015†	12,500,000[a] (5.00)		4.30	(454,372)	(399,688)	(54,684)
Dow Jones
CDX.NA.HY.16
Index
6/20/2016†	12,600,000[b] (5.00)		4.30	(302,750)	(283,500)	(19,250)
Gross Unrealized
Depreciation						(73,934)

† Expiration Date
Counterparties:

a	Deutsche Bank
b	Goldman, Sachs & Co.
1	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
2	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
3	Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as
“Defaulted” indicates a credit event has occurred for the referenced entity.

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties.All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2011:

Average Market Value ($)
Forward contracts	185,837

The following summarizes the average notional value of swap contracts outstanding during the period ended March 31, 2011:

Average Notional Value ($)
Credit default swap contracts	3,853,846

At March 31, 2011, the cost of investments for federal income tax purposes was $393,687,927; accordingly, accumulated net unrealized appreciation on investments was $24,847,517, consisting of $27,023,559 gross unrealized appreciation and $2,176,042 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Dreyfus High Yield Strategies Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus High Yield Strategies Fund (the “Fund”), as of March 31, 2011, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Strategies Fund as of March 31, 2011, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 26, 2011

The Fund	39

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 99.73% as interest related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

PROXY RESULTS (Unaudited)

Holders of Beneficial Interest voted on the following proposal presented at the annual shareholders’ meeting held on August 5, 2010 as follows:

		Shares
	For		Authority Withheld
To elect two Class II Trustees:†
James M. Fitzgibbons	60,410,705		4,098,869
Roslyn M. Watson	60,406,294		4,103,280

† The terms of these Class II Trustees expire in 2013.

SUPPLEMENTAL INFORMATION (Unaudited)

Certifications

On August 23, 2010, the fund’s Chief Executive Officer submitted his annual certification to the NewYork Stock Exchange (“NYSE”) pursuant to Section 303A.12(a) of the NYSE Listed Company Manual. The fund’s principal executive and principal financial officer certification pursuant to Rule 30a-2 under the 1940 Act are filed with the fund’s Form N-CSR filings and are available on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

The Fund	41

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 15 and 16, 2011, the Board considered the renewal of the fund’s Investment Management and Administration Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus’ representatives noted that the fund was a closed-end fund without daily inflows and outflows of capital, and provided the fund’s asset size. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long term performance. The Board members discussed the results of the comparisons and noted that the fund’s total return performance, on a net asset value basis, was variously below and above the Performance Group and Performance Universe medians.The Board members also noted that the fund’s total return performance, on a market price basis, was above the Performance Group and Performance Universe medians for the various periods and the fund was ranked first in the Performance Group and Performance Universe for the 1-, 3-, 4- and 5-year periods.The Board noted that the fund’s yield performance, on both a net asset value and a market price basis, was var-

The Fund	43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

iously above, at and below the Performance Group and Performance Universe medians for the one-year periods ended December 31st from 2001 to 2010. Dreyfus also provided a comparison of the fund’s calendar year total returns, based on net asset value, to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was above the Expense Group median.The Board members noted that Dreyfus was waiving a portion of its management fee, until March 31, 2011, in the amount of 0.15% of the value of the fund’s average weekly total assets (minus the sum of accrued liabilities, other than the aggregate indebtedness constituting financial leverage) (“Managed Assets”). The Board members noted that, taking into account the fee waiver in place, the fund’s actual management fee, based on Managed Assets, was equal to the Expense Group median and above the Expense Universe median and, based on net assets, was above the Expense Group and Expense Universe medians. They also noted that the fund’s expense ratio, which was provided by Lipper and included investment-related expenses such as costs associated with the fund’s leverage, was below the Expense Group median and above the Expense Universe median (both based on Managed Assets and net assets). Representatives of the Manager and the Board members agreed that the waiver would be extended until September 30, 2011.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted that the fund is a closed-end fund without daily inflows and outflows of capital and not experiencing asset growth and further noted the waiver arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent, and quality of such services. It was noted that a discussion of economies of scale is predicated on increasing assets and that because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. They noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, any changes in the fund’s asset level.

The Fund	45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall perfor- mance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

DIVIDEND REINVESTMENT PLAN (Unaudited)

To participate automatically in the Dividend Reinvestment Plan (the “Plan”) of the Dreyfus High Yield Strategies Fund (the “fund”), fund shares must be registered in either your name, or, if your fund shares are held in nominee or “street” name through your broker-dealer, your broker-dealer must be a participant in the Plan.You may terminate your participation in the Plan, as set forth below.All shareholders participating (the “Participants”) in the Plan will be bound by the following provisions:

BNY Mellon Shareowner Services (the “Agent”) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant’s account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund’s shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of

The Fund	47

DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)

such dividend or capital gains distribution on each Participant’s shares (less their pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant’s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. These newly issued shares will be valued at the then-current market price per share of the fund’s shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund’s shares on a particular date shall be the last sales price on the NYSE on that date, or, if there is no sale on such NYSE on that date, then the mean between the closing bid and asked quotations for such shares on such NYSE on such date and (b) the net asset value per share of the fund’s shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.

Open-market purchases provided for above may be made on any securities exchange where the fund’s shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

Each Participant’s uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected.The Agent shall have no responsibility as to the value of the fund’s shares acquired for each Participant’s account. For the purpose of cash investments, the Agent may commingle each Participant’s fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant’s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee.The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the Participant to the fund, and then with respect to any proxies not returned by the participant to the fund in the same portion as the Agent votes proxies returned by the Participants to the fund. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof.Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund’s shares at the time of termination.

The Fund	49

DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution.The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof.The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

The Fund	51

BOARD MEMBERS INFORMATION (Unaudited)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

J.Tomlinson Fort, Emeritus Board Member

The Fund	53

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. He is 52 years old and has been an employee of the

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	55

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 196 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.

He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

OFFICERS AND TRUSTEES
Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

† Effective April 12, 2008, Mr. Fort became an Emeritus Board member.

The Net AssetValue appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund	57

For More Information

Ticker Symbol: DHF

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $87,070 in 2010 and $88,810 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,470 in 2010 and $4,470 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,350 in 2010 and $2,450 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2010 and $0 in 2011.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,106,220 in 2010 and $9,085,000 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

            The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund's portfolio. Dreyfus, through its participation on the BNY Mellon Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own.  Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors.  Further, Dreyfus engages a third party as an independent fiduciary to vote all proxies for Fund securities.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require.  Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote.  Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote.  Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues.  Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions.  With respect to funds having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds is available on the Dreyfus website at www.dreyfus.com  and on the SEC's website at www.SEC.gov  on the fund's Form N-PX.

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

(a) (1)  The following information is as of May 26, 2011, the date of the filing of this report:

            Karen Bater is the sole primary portfolio manager for the Registrant. Ms. Bater has been the sole primary portfolio manager of the Registrant since April 2008 and a co-primary portfolio manager of the Registrant and employed by Dreyfus since July 2007.  She is Director of High Yield Strategies of Standish Mellon Asset Management, LLC (“Standish Mellon”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, responsible for managing Standish’s High Yield portfolios. She joined Standish in July 2007 from NWD Investments. Prior to NWD Investments, Ms. Bater was a portfolio manager at CoresStates Investment Advisors.

 (a)  (2)  The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

            Portfolio Managers. The Registrant’s investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Trust’s Board to execute purchases and sales of securities. Karen Bater is the Registrant’s primary portfolio manager. Chris Barris, Dean Graves and Stephen Sylvester are also portfolio managers of the Registrant. Ms. Bater and Messrs. Barris, Graves and Sylvester are employees of Dreyfus and Standish Mellon.

Portfolio Manager Compensation. The portfolio managers are dual employees of Dreyfus and Standish Mellon, and are compensated by Standish Mellon and not by Dreyfus or the Fund. Each Standish Mellon portfolios manager’s compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Funding for the Standish Mellon Incentive Plan is through a pre-determined fixed percentage of overall profitability. Therefore, all bonus awards are based initially on Standish Mellon’s overall performance as opposed to the performance of a single product or group.

All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, investment vehicle (consisting of investments in a range of Standish Mellon products), or a combination of the above.

Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon’s Elective Deferred Compensation Plan.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of the end of the Registrant’s fiscal year:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Karen Bater	2	$1.6 Billion	2	$0.67 Billion	16	$1.2 Billion

            None of the funds or accounts are subject to a performance-based advisory fee.

            The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager are as follows as of the end of the Registrant’s fiscal year:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Karen Bater	Dreyfus High Yield Strategies Fund	None

            Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

            Potential conflicts of interest may arise because of Dreyfus’ management of the Registrant and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings (“IPOs”), in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Registrant, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Registrant.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. For these or other reasons, the portfolio manager may purchase different securities for the Registrant and the Other Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of Dreyfus and an affiliated entity and such portfolio managers also manage Other Accounts.

            Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        None

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By: /s Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 24, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	May 24, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)